UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 24, 2023
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2023 annual meeting of shareholders on May 24, 2023. The matters voted upon at the meeting and the results of such voting are set forth below.

	1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2024 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	294,396,933	14,094,067	1,129,099	74,552,527
	Julie H. Edwards	289,438,156	19,171,679	1,010,263	74,552,527
	Mark W. Helderman	294,490,332	13,988,652	1,141,114	74,552,527
	Randall J. Larson	292,622,485	15,832,002	1,165,612	74,552,527
	Steven J. Malcolm	289,408,007	19,065,006	1,147,085	74,552,527
	Jim W. Mogg	237,617,878	70,924,853	1,077,367	74,552,527
	Pattye L. Moore	288,211,455	20,395,482	1,013,162	74,552,527
	Pierce H. Norton II	300,452,710	8,094,349	1,073,039	74,552,527
	Eduardo A. Rodriguez	284,039,830	24,501,189	1,079,079	74,552,527
	Gerald B. Smith	292,118,373	16,361,847	1,139,879	74,552,527

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2023, was ratified by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain
		376,023,971	6,668,674	1,479,980

	3. The advisory vote on the amendment and restatement of the ONEOK, Inc. employee stock purchase plan to increase the total number of shares under the plan, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		303,898,000	4,078,817	1,643,281	74,552,527

	4. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2023 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		291,715,726	14,713,325	3,191,047	74,552,527

	5. The advisory votes on the frequency of the advisory shareholder vote on executive compensation were cast as follows:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
	298,419,871	1,777,267	7,296,920	2,126,040	74,552,527

	Based on these results, we intend to provide shareholders with an annual, non-binding advisory vote on executive compensation until the next required non-binding advisory vote on the frequency of future advisory votes on executive compensation as required by the rules of the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 31, 2023	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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